EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1997.


                                       W. CHARLES ARMSTRONG
                                       --------------------------------------
                                       W. Charles Armstrong

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1997.


                                       KATHRYN R. BRAUN
                                       --------------------------------------
                                       Kathryn R. Braun

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1997.


                                       FREDERICK W. BUCKMAN
                                       --------------------------------------
                                       Frederick W. Buckman

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1997.


                                       C. TODD CONOVER
                                       --------------------------------------
                                       C. Todd Conover

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1997.


                                       NOLAN E. KARRAS
                                       --------------------------------------
                                       Nolan E. Karras

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1997.


                                       KEITH R. MCKENNON
                                       --------------------------------------
                                       Keith R. McKennon

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1997.


                                       ROBERT G. MILLER
                                       --------------------------------------
                                       Robert G. Miller

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 27, 1997.


                                       ALAN K. SIMPSON
                                       --------------------------------------
                                       Alan K. Simpson

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1997.


                                       VERL R. TOPHAM
                                       --------------------------------------
                                       Verl R. Topham

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 11, 1997.


                                       DON M. WHEELER
                                       --------------------------------------
                                       Don M. Wheeler

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 20, 1997.


                                       NANCY WILGENBUSCH
                                       --------------------------------------
                                       Nancy Wilgenbusch

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1997.


                                       PETER I. WOLD
                                       --------------------------------------
                                       Peter I. Wold

                                                                    EXHIBIT (24)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statements under The Securities Act of 1933, prepared in connection with the issuance of up to $165,000,000 of securities of PacifiCorp in the form of subordinated debt and/or guarantees with respect to preferred securities of one or more of its subsidiaries, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Dated: February 12, 1997.


                                       RICHART T. O'BRIEN
                                       --------------------------------------
                                       Richard T. O'Brien